EXECUTION COPY
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                   REGISTRATION RIGHTS AGREEMENT


                     Dated as of May 31, 1996

                           by and among

                      SFX BROADCASTING, INC.

                             As Issuer


SFX BROADCASTING OF THE SOUTHWEST, INC., SFX BROADCASTING OF TEXAS, INC., SFX BROADCASTING OF TEXAS (KRLD) INC., SFX BROADCASTING OF TEXAS (KRLD) LICENSEE, INC., SFX BROADCASTING OF TEXAS (TSN), INC., SFX BROADCASTING OF TEXAS (TSN), LICENSEE, INC., KODA-FM LICENSEE, INC., KJQY-FM LICENSEE, INC., SFX BROADCASTING OF TEXAS (KTCK), INC., SFX BROADCASTING OF TEXAS (KTCK), LICENSEE, INC., SFX BROADCASTING OF THE SOUTHEAST, INC., SFX BROADCASTING OF SOUTH CAROLINA (WMYI), INC., SFX BROADCASTING OF SOUTH CAROLINA (WMYI) LICENSEE, INC., SFX BROADCASTING OF MISSISSIPPI, INC., SFX BROADCASTING OF MISSISSIPPI LICENSEE, INC., SFX BROADCASTING OF SOUTH CAROLINA (WSSL), INC., SFX BROADCASTING OF SOUTH CAROLINA (WSSL) LICENSEE, INC., SFX BROADCASTING OF TENNESSEE, INC., SFX BROADCASTING OF TENNESSEE LICENSEE, INC., SFX BROADCASTING OF JACKSON, INC., SFX BROADCASTING OF JACKSON LICENSEE, INC., SFX BROADCASTING OF NORTH CAROLINA, INC., SFX BROADCASTING OF NORTH CAROLINA LICENSEE, INC., SFX BROADCASTING OF SAN DIEGO, INC., PARKER BROADCASTING COMPANY, SFX BROADCASTING OF SAN DIEGO LICENSEE, INC., SFX ACQUISITION CORPORATION, SFX MERGER COMPANY

                           As Guarantors

                                AND

                     BT SECURITIES CORPORATION
                       GOLDMAN, SACHS & CO.
                       LEHMAN BROTHERS INC.


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           This Registration Rights Agreement (this "Agreement") is made and entered into as of May 31, 1996 by and among SFX Broadcasting, Inc., a Delaware corporation (the "Company"), the Guarantors and BT Securities Corporation, Goldman, Sachs & Co. and Lehman Brothers Inc. (each an "Initial Purchaser" and collectively, the "Initial Purchasers"), who have agreed to purchase the Company's 10 3/4% Senior Subordinated Notes due 2006 (the "Senior Notes") pursuant to the Purchase Agreement (as defined below).

           This Agreement is made pursuant to the Purchase Agreement, dated May 22, 1996 (the "Purchase Agreement"), by and among the Company, the Guarantors and the Initial Purchasers. In order to induce the Initial Purchasers to purchase the Senior Notes, the Company and the Guarantors have agreed to provide the registration rights set forth in this Agreement. The execution and delivery of this Agreement is a condition to the obligations of the Initial Purchasers set forth in Section 3 of the Purchase Agreement.

           The parties hereby agree as follows:

           1. Definitions. As used in this Agreement, the following capitalized terms shall have the following meanings:

                Broker-Dealer: Any broker or dealer registered under the Exchange Act.

                Business Day: Each Monday, Tuesday, Wednesday, Thursday and Friday which is not a Legal Holiday.

                Closing Date:  The date of this Agreement.

                Commission:  The Securities and Exchange Commission.

                Consummate: A Registered Exchange Offer shall be deemed "Consummated" for purposes of this Agreement upon the occurrence of (i) the filing and effectiveness under the Securities Act of the Exchange Offer Registration Statement relating to the New Senior Notes to be issued in the Exchange Offer, (ii) the maintenance of such Registration Statement continuously effective and the keeping of the Exchange Offer open for a period not less than the minimum period required pursuant to
      Section 3(b) hereof, and (iii) the delivery by the Company to the Registrar under the Indenture of New Senior Notes in the same aggregate principal amount as the aggregate principal amount of Senior Notes that were tendered by Holders thereof pursuant to the Exchange Offer.

                Damages Payment Date:  Each Interest Payment Date.

                Effectiveness Target Date:  As defined in Section 5 hereof.

                Exchange Act:  The Securities Exchange Act of 1934, as amended.

                Exchange Offer: The registration by the Company under the Securities Act of the New Senior Notes pursuant to a Registration Statement pursuant to which the Company offers the Holders of all outstanding Transfer Restricted Securities the opportunity to exchange all such outstanding Transfer Restricted Securities held by such Holders for New Senior Notes in an aggregate principal amount equal to the aggregate principal amount of the Transfer Restricted Securities tendered in such exchange offer by such Holders.


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                Exchange Offer Registration Statement: The Registration
      Statement relating to the Exchange Offer, including the Prospectus which forms a part thereof.

                Exempt Resales: The transactions in which the Initial Purchasers propose to sell the Senior Notes to certain "qualified institutional buyers," as such term is defined in Rule 144A under the Securities Act, and to certain institutional "accredited investors," as such term is defined in Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act ("Accredited Institutions").

                Guarantors: Each of the entities listed on Schedule I hereto and each other Subsidiary (as defined in the Indenture) of the Company formed or acquired after the Closing Date, and their respective successors and assigns pursuant to their guarantees of the Notes.

                Holders:  As defined in Section 2(b) hereof.

                Indemnified Holder:  As defined in Section 8(a) hereof.

                Indenture: The Indenture, dated as of May 31, 1996, among the Company, the Guarantors and Chemical Bank, as trustee (the "Trustee"), pursuant to which the Notes are to be issued, as such Indenture is amended or supplemented from time to time in accordance with the terms thereof.

                Initial Purchasers:  As defined in the preamble hereto.

                Interest Payment Date: As defined in the Indenture and the Notes.

                Liquidated Damages:  As defined in Section 5 hereof.

                NASD:  National Association of Securities Dealers, Inc.

                New Senior Notes: The Company's 10 3/4% Senior Subordinated Notes due 2006 to be issued pursuant to the Indenture in the Exchange Offer.

                Notes: The Senior Notes, New Senior Notes and Private Exchange Notes, if any.

                Person: Any individual, corporation, partnership, joint venture, association, joint- stock company, trust, unincorporated organization or government or agency or political subdivision thereof (including any subdivision or ongoing business of any such entity or substantially all of the assets of any such entity, subdivision or business).

                Private Exchange:   As defined in Section 3 hereof.

                Private Exchange Notes:   As defined in Section 3 hereof.

                Prospectus: The prospectus included in a Registration Statement, as amended or supplemented by any prospectus supplement and by all other amendments thereto, including post-effective amendments, and all material incorporated by reference into such Prospectus.

                Record Holder: With respect to any Damages Payment Date relating to Notes, each Person who is a Holder of Notes on the record date with respect to the Interest Payment Date on which such Damages Payment Date shall occur.

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                Registration Default:  As defined in Section 5 hereof.

                Registration Statement: Any registration statement of the Company relating to (a) an offering of New Senior Notes pursuant to an Exchange Offer or (b) the registration for resale of Transfer Restricted Securities pursuant to the Shelf Registration Statement, which is filed pursuant to the provisions of this Agreement, in each case, including the Prospectus included therein, all amendments and supplements thereto (including post-effective amendments) and all exhibits and material incorporated by reference therein.

                Securities Act:  The Securities Act of 1933, as amended.

                Shelf Filing Deadline:  As defined in Section 4 hereof.

                Shelf Registration Statement:  As defined in Section 4 hereof.

                TIA: The Trust Indenture Act of 1939 (15 U.S.C. Section 77aaa-77bbbb) as in effect on the date of the Indenture.

                Transfer Restricted Securities: Each Senior Note, until the earliest to occur of (a) the date on which such Senior Note is exchanged in the Exchange Offer and entitled to be resold to the public by the Holder thereof without complying with the prospectus delivery requirements of the Securities Act, (b) the date on which such Senior Note has been effectively registered under the Securities Act and disposed of in accordance with a Shelf Registration Statement and (c) the date on which such Senior Note is distributed to the public pursuant to Rule 144 under the Securities Act or by a Broker-Dealer pursuant to the "Plan of Distribution" contemplated by the Exchange Offer Registration Statement (including delivery of the Prospectus contained therein).

                Underwritten Registration or Underwritten Offering: A registration in which securities of the Company are sold to an underwriter for reoffering to the public.

           Other capitalized terms used but not defined herein shall have the meanings assigned to them in the Indenture.

           2.   Securities Subject to This Agreement.

                (a) Transfer Restricted Securities. The securities entitled to the benefits of this Agreement are the Transfer Restricted Securities.

                (b) Holders of Transfer Restricted Securities. A Person is deemed to be a holder of Transfer Restricted Securities (each, a "Holder") whenever such Person owns, beneficially or otherwise, Transfer Restricted Securities.


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           3.   Registered Exchange Offer.

                (a) Unless the Exchange Offer shall not be permissible under applicable law or Commission policy (after the procedures set forth in Section 6(a) below have been complied with), the Company and the Guarantors shall (i) cause to be filed with the Commission as soon as practicable after the Closing Date, but in no event later than 45 days after the Closing Date, a Registration Statement under the Securities Act relating to the New Senior Notes and the Exchange Offer, (ii) use their reasonable best efforts to cause such Registration Statement to become effective at the earliest possible time, but in no event later than 120 days after the Closing Date, (iii) in connection with the foregoing, file (A) all pre-effective amendments to such Registration Statement as may be necessary in order to cause such Registration Statement to become effective, (B) if applicable, a post-effective amendment to such Registration Statement pursuant to Rule 430A under the Securities Act and (C) cause all necessary filings in connection with the registration and qualification of the New Senior Notes to be made under the Blue Sky laws of such jurisdictions as are necessary to permit the Exchange Offer to be Consummated and (iv) upon the effectiveness of such Registration Statement, commence the Exchange Offer. The Exchange Offer shall be on the appropriate form permitting registration of the New Senior Notes to be offered in exchange for the Transfer Restricted Securities and to permit resales of New Senior Notes held by Broker-Dealers as contemplated by Section 3(c) below.

                (b) The Company and each of the Guarantors shall cause the Exchange Offer Registration Statement to be effective continuously and shall keep the Exchange Offer open for a period of not less than the minimum period required under applicable federal and state securities laws to Consummate the Exchange Offer; provided, however, that in no event shall such period be less than 20 Business Days. The Company and each of the Guarantors shall cause the Exchange Offer to comply with all applicable federal and state securities laws. No securities other than the Notes shall be included in the Exchange Offer Registration Statement. The Company and each of the Guarantors shall use their reasonable best efforts to cause the Exchange Offer to be Consummated on the earliest practicable date after the Exchange Offer Registration Statement has become effective, but in no event later than 30 Business Days thereafter.

                (c) The Company shall indicate in a "Plan of Distribution" section contained in the Prospectus contained in the Exchange Offer Registration Statement that any Broker-Dealer who holds Senior Notes that are Transfer Restricted Securities and that were acquired for its own account as a result of market-making activities or other trading activities (other than Transfer Restricted Securities acquired directly from the Company or an affiliate of the Company), may exchange such Senior Notes pursuant to the Exchange Offer; however, such Broker-Dealer may be deemed to be an "underwriter" within the meaning of the Securities Act and must, therefore, deliver a prospectus meeting the requirements of the Securities Act in connection with any resales of the New Senior Notes received by such Broker-Dealer in the Exchange Offer, which prospectus delivery requirement may be satisfied by the delivery by such Broker-Dealer of the Prospectus contained in the Exchange Offer Registration Statement. Such "Plan of Distribution" section shall also contain all other information with respect to such resales by Broker-Dealers that the Commission may require in order to permit such resales pursuant thereto, but such "Plan of Distribution" shall not name any such Broker-Dealer or disclose the amount of New Senior Notes held by any such Broker-Dealer except to the extent required by the Commission as a result of a change in policy announced after the date of this Agreement.

           The Company and each of the Guarantors shall use their reasonable best efforts to keep the Exchange Offer Registration Statement continuously effective, supplemented and amended as required

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by the provisions of Section 6(c) below to the extent necessary to ensure that it is available for resales of New Senior Notes acquired by Broker-Dealers for their own accounts as a result of market-making activities or other trading activities, and to ensure that it conforms with the requirements of this Agreement, the Securities Act and the policies, rules and regulations of the Commission as announced from time to time, for a period of 180 days from the date on which the Exchange Offer Registration Statement is declared effective.

           The Company shall provide sufficient copies of the latest version of such Prospectus to Broker-Dealers promptly upon request at any time, subject to Section 6(c)(i) hereof, during such one-year period in order to facilitate such resales.

           If, prior to consummation of the Exchange Offer, the Initial Purchasers hold any Senior Notes acquired by them and having, or which are reasonably likely to be determined to have, the status of an unsold allotment in the initial distribution, the Company, upon the request of the Initial Purchasers simultaneously with the delivery of the New Senior Notes in the Exchange Offer, shall issue and deliver to the Initial Purchasers in exchange (the "Private Exchange") for such Senior Notes held by the Initial Purchasers a like principal amount of debt securities of the Company that are identical in all material respects to the New Senior Notes (the "Private Exchange Notes") (and which are issued pursuant to the Indenture), except that such Private Exchange Notes will bear a legend as to restriction on transfer. To the extent permitted by Standard & Poor's, the Private Exchange Notes shall bear the same CUSIP number as the New Senior Notes.

           4.   Shelf Registration.

                (a) Shelf Registration. If (i) the Company is not required or permitted to file an Exchange Offer Registration Statement or to consummate the Exchange Offer because the Exchange Offer is not permitted by applicable law or Commission policy (after the procedures set forth in Section 6(a) below have been complied with) or (ii) if any Holder of Transfer Restricted Securities that is a "qualified institutional buyer" (as defined in Rule 144A under the Securities Act) or an "accredited investor" (as defined in Rule 501(A)(1), (2), (3) or (7) under the Securities Act) shall notify the Company within 20 Business Days after the Exchange Offer is Consummated (A) that such Holder is prohibited by applicable law or Commission policy from participating in the Exchange Offer or (B) that such Holder may not resell the New Senior Notes acquired by it in the Exchange Offer to the public without delivering a prospectus and that the Prospectus contained in the Exchange Offer Registration Statement is not appropriate or available for such resales by such Holder or (C) that such Holder is a Broker-Dealer and holds Senior Notes acquired directly from the Company or one of its affiliates, then the Company and each of the Guarantors shall use their best efforts to:

                     (x) cause to be filed a shelf registration statement pursuant to Rule 415 under the Securities Act, which may be an amendment to the Exchange Offer Registration Statement (in either event, the "Shelf Registration Statement") on or prior to the earliest to occur of (1) the 30th day after the date on which the Company determines that it is not required to file the Exchange Offer Registration Statement or permitted to consummate the Exchange Offer or (2) the 30th day after the date on which the Company receives notice from a Holder of Transfer Restricted Securities as contemplated by clause (ii) above (such earliest date being the "Shelf Filing Deadline"), which Shelf Registration Statement shall provide for resales of all Transfer Restricted Securities the Holders of which shall have provided the information required pursuant to Section 4(b) hereof; and

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                     (y) use their best efforts to cause such Shelf
           Registration Statement to be declared effective by the Commission on or before the later of 30 days after the filing of the Shelf Registration Statement and 120 days after the Closing Date.

      The Company and each of the Guarantors shall use their reasonable best efforts to keep such Shelf Registration Statement continuously effective, supplemented and amended as required by the provisions of Sections 6(b) and (c) hereof to the extent necessary to ensure that it is available for resales of Notes by the Holders of Transfer Restricted Securities entitled to the benefit of this Section 4(a), and to ensure that it conforms with the requirements of this Agreement, the Securities Act and the policies, rules and regulations of the Commission as announced from time to time, for a period of at least three years following the Closing Date or such shorter period that will terminate when all Transfer Restricted Securities covered by the Shelf Registration Statement have been sold pursuant to the Shelf Registration Statement.

                (b) Provision by Holders of Certain Information in Connection with the Shelf Registration Statement. No Holder of Transfer Restricted Securities may include any of its Transfer Restricted Securities in any Shelf Registration Statement pursuant to this Agreement unless and until such Holder furnishes to the Company in writing, within 10 Business Days after receipt of a request therefor, such information as the Company may reasonably request for use in connection with any Shelf Registration Statement or Prospectus or preliminary Prospectus included therein and in any application to be filed with the NASD. No Holder of Transfer Restricted Securities shall be entitled to Liquidated Damages pursuant to Section 5 hereof unless and until such Holder shall have used its best efforts to provide all such reasonably requested information. Each Holder as to which any Shelf Registration Statement is being effected agrees to furnish promptly to the Company all information required to be disclosed in order to make the information previously furnished to the Company by such Holder not materially misleading.

           5.   Liquidated Damages.

           If (a) any of the Registration Statements required by this Agreement is not filed with the Commission on or prior to the date specified for such filing in this Agreement, (b) any of such Registration Statements has not been declared effective by the Commission on or prior to the date specified for such effectiveness in this Agreement (the "Effectiveness Target Date"), (c) the Exchange Offer has not been Consummated within 30 Business Days after the Effectiveness Target Date with respect to the Exchange Offer Registration Statement or (d) subject to the provisions of Section 6(c)(i) below, any Registration Statement required by this Agreement is filed and declared effective but shall thereafter cease to be effective or fail to be usable for its intended purpose without being succeeded within two Business Days by a post-effective amendment to such Registration Statement that cures such failure and that is itself immediately declared effective (each such event referred to in clauses (a) through (d), a "Registration Default"), the Company and each Guarantor hereby, jointly and severally, agree to pay liquidated damages ("Liquidated Damages") to each Holder of Transfer Restricted Securities with respect to the first 90-day period immediately following the occurrence of such Registration Default, in an amount equal to $.05 per week per $1,000 principal amount of Transfer Restricted Securities held by such Holder for each week or portion thereof that the Registration Default continues. The amount of the Liquidated Damages payable to any Holder of Transfer Restricted Securities shall increase by an additional $.05 per week per $1,000 in principal amount of Transfer Restricted Securities held by such Holder with respect to each subsequent 90-day period until all Registration Defaults have been cured, up to a maximum amount of Liquidated Damages of $.50 per week per $1,000 principal amount of Transfer Restricted Securities. All accrued Liquidated Damages shall be paid to Record Holders by the Company by wire transfer of immediately

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available funds or by federal funds check on each Damages Payment Date, as provided in the Indenture. Following the cure of all Registration Defaults relating to any particular Transfer Restricted Securities, the accrual of Liquidated Damages with respect to such Transfer Restricted Securities will cease.

           All obligations of the Company and the Guarantors set forth in the preceding paragraph that are outstanding with respect to any Transfer Restricted Security at the time such security ceases to be a Transfer Restricted Security shall survive until such time as all such obligations with respect to such Transfer Restricted Security shall have been satisfied in full.

           6.   Registration Procedures.

                (a) Exchange Offer Registration Statement. In connection with the Exchange Offer, the Company and each of the Guarantors shall comply with all of the provisions of Section 6(c) below, shall use their reasonable best efforts to effect such exchange to permit the sale of Transfer Restricted Securities being sold in accordance with the intended method or methods of distribution thereof, and shall comply with all of the following provisions:

                     (i) If in the reasonable opinion of counsel to the Company there is a question as to whether the Exchange Offer is permitted by applicable law, the Company and each of the Guarantors hereby agree to seek a no-action letter or other favorable decision from the Commission allowing the Company and the Guarantors to Consummate an Exchange Offer for such Senior Notes. The Company and each of the Guarantors hereby agree to pursue the issuance of such a decision to the Commission staff level but shall not be required to take commercially unreasonable action to effect a change of Commission policy. The Company and each of the Guarantors hereby agree, however, to (A) participate in telephonic conferences with the Commission, (B) deliver to the Commission staff an analysis prepared by counsel to the Company setting forth the legal bases, if any, upon which such counsel has concluded that such an Exchange Offer should be permitted and (C) diligently pursue a resolution (which need not be favorable) by the Commission staff of such submission.

                     (ii) As a condition to its participation in the Exchange Offer pursuant to the terms of this Agreement, each Holder of Transfer Restricted Securities shall furnish, upon the request of the Company, prior to the date on which the Exchange Offer is Consummated, a written representation to the Company (which may be contained in the letter of transmittal contemplated by the Exchange Offer Registration Statement) to the effect that (A) it is not an affiliate of the Company, (B) it is not engaged in, and does not intend to engage in, and has no arrangement or understanding with any person to participate in, a distribution of the New Senior Notes to be issued in the Exchange Offer and (C) it is acquiring the New Senior Notes in its ordinary course of business. In addition, all such Holders of Transfer Restricted Securities shall otherwise cooperate in the Company's preparations for the Exchange Offer. Each Holder hereby acknowledges and agrees that any Broker-Dealer and any such Holder using the Exchange Offer to participate in a distribution of the securities to be acquired in the Exchange Offer (1) could not under Commission policy as in effect on the date of this Agreement rely on the position of the Commission enunciated in Morgan Stanley and Co., Inc. (available June 5, 1991) and Exxon Capital Holdings Corporation (available May 13, 1988), as interpreted in the Commission's letter to Shearman & Sterling dated July 2, 1993, and similar no-action letters (including any no-action letter obtained pursuant to clause (i) above) and (2) must comply with the registration and prospectus delivery requirements of the Securities Act in

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           connection with a secondary resale transaction and that such a secondary resale transaction should be covered by an effective registration statement containing the selling security holder information required by Item 507 or 508, as applicable, of Regulation S-K if the resales are of New Senior Notes obtained by such Holder in exchange for Senior Notes acquired by such Holder directly from the Company.

                     (iii) Prior to effectiveness of the Exchange Offer Registration Statement, the Company and the Guarantors shall provide a supplemental letter to the Commission (A) stating that the Company and the Guarantors are registering the Exchange Offer in reliance on the position of the Commission enunciated in Exxon Capital Holdings Corporation (available May 13, 1988), Morgan Stanley and Co., Inc. (available June 5, 1991) and, if applicable, any no-action letter obtained pursuant to clause (i) above and (B) including a representation that neither the Company nor any of the Guarantors has entered into any arrangement or understanding with any Person to distribute the New Senior Notes to be received in the Exchange Offer and that, to the best of the Company's and the Guarantors' information and belief, each Holder participating in the Exchange Offer is acquiring the New Senior Notes in its ordinary course of business and has no arrangement or understanding with any Person to participate in the distribution of the New Senior Notes received in the Exchange Offer.

                (b) Shelf Registration Statement. In connection with the Shelf Registration Statement, the Company and each of the Guarantors shall comply with all the provisions of Section 6(c) below and shall use their reasonable best efforts to effect such registration to permit the sale of the Transfer Restricted Securities being sold in accordance with the intended method or methods of distribution thereof, and pursuant thereto the Company and each of the Guarantors will as expeditiously as possible prepare and file with the Commission a Registration Statement relating to the registration on any appropriate form under the Securities Act, which form shall be available for the sale of the Transfer Restricted Securities in accordance with the intended method or methods of distribution thereof.

                (c) General Provisions. In connection with any Registration Statement and any Prospectus required by this Agreement to permit the sale or resale of Transfer Restricted Securities (including, without limitation, any Registration Statement and the related Prospectus required to permit resales of Notes by Broker-Dealers), the Company and the Guarantors shall:

                     (i) use their reasonable best efforts to keep such Registration Statement continuously effective and provide all requisite financial statements (including, if required by the Securities Act or any regulation thereunder, financial statements of the Guarantors) for the period specified in Section 3 or 4 of this Agreement, as applicable; upon the occurrence of any event that would cause any such Registration Statement or the Prospectus contained therein (A) to contain a material misstatement or omission or (B) not to be effective and usable for resale of Transfer Restricted Securities during the period required by this Agreement, the Company and the Guarantors shall file promptly an appropriate amendment to such Registration Statement, in the case of clause (A), correcting any such misstatement or omission, and, in the case of either clause (A) or (B), use their reasonable best efforts to cause such amendment to be declared effective and such Registration Statement and the related Prospectus to become usable for their intended purpose(s) as soon as practicable thereafter. Notwithstanding the foregoing, if the Board of Directors of the Company determines in good faith that it is in the best interests of the Company and the Guarantors not to disclose the existence of or facts surrounding any

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           proposed or pending material corporate transaction involving the
           Company or the Guarantors, the Company and the Guarantors may allow the Shelf Registration Statement or the Exchange Offer Registration Statement to fail to be effective and usable as a result of such nondisclosure for up to 120 days during the three year period of effectiveness required by Section 4 hereof, but in no event (x) for any period in excess of 45 consecutive days or (y) for more than 60 days in any calendar year, provided, that in the event the Exchange Offer is Consummated, the Company and the Guarantors shall not allow the Exchange Offer Registration Statement to fail to be effective and usable for a period in excess of 30 days during the one year period of effectiveness required by Section 3 hereof;

                     (ii) prepare and file with the Commission such amendments and post-effective amendments to the Registration Statement as may be necessary to keep the Registration Statement effective for the applicable period set forth in Section 3 or 4 hereof, as applicable, or such shorter period as will terminate when all Transfer Restricted Securities covered by such Registration Statement have been sold; cause the Prospectus to be supplemented by any required Prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 under the Securities Act, and to comply fully with the applicable provisions of Rules 424 and 430A under the Securities Act in a timely manner; and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement during the applicable period in accordance with the intended method or methods of distribution by the sellers thereof set forth in such Registration Statement or supplement to the Prospectus;

                     (iii) advise the underwriter(s), if any, and selling Holders promptly (but in any event within two Business Days) and, if requested by such Persons, to confirm such advice in writing,
           (A) when the Prospectus or any Prospectus supplement or post-effective amendment has been filed, and, with respect to any Registration Statement or any post-effective amendment thereto, when the same has become effective, (B) of any request by the Commission for amendments to the Registration Statement or amendments or supplements to the Prospectus or for additional information relating thereto, (C) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement under the Securities Act or of the suspension by any state securities commission of the qualification of the Transfer Restricted Securities for offering or sale in any jurisdiction, or the initiation of any proceeding for any of the preceding purposes,
           (D) of the existence of any fact or the happening of any event that makes any statement of a material fact made in the Registration Statement, the Prospectus, any amendment or supplement thereto, or any document incorporated by reference therein untrue, or that requires the making of any additions to or changes in the Registration Statement or the Prospectus in order to make the statements therein not misleading, including, without limitation, under circumstances described in Section 6(c)(i) above. If at any time the Commission shall issue any stop order suspending the effectiveness of the Registration Statement, or any state securities commission or other regulatory authority shall issue an order suspending the qualification or exemption from qualification of the Transfer Restricted Securities under state securities or Blue Sky laws, the Company and each of the Guarantors shall use their reasonable best efforts to obtain the withdrawal or lifting of such order at the earliest possible time;

                     (iv) furnish to each of the selling Holders and each of the underwriter(s), if any, before filing with the Commission, copies of any Registration Statement or any Prospectus included therein or any amendments or supplements to any such Registration Statement or Prospectus (including, upon request in writing, all documents incorporated by reference after the initial filing of such Registration Statement), which documents will be subject to the review of such Holders and underwriter(s), if any, for a period of at least three Business Days, and the Company and the Guarantors will not file any such Registration Statement or Prospectus or any amendment or supplement to any such Registration Statement or Prospectus (including all such documents incorporated by reference) to which a selling Holder of Transfer Restricted Securities covered by such Registration Statement or the underwriter(s), if any, shall reasonably object within three Business Days after the receipt thereof. A selling Holder or underwriter, if any, shall be deemed to have reasonably objected to such filing if such Registration Statement, amendment, Prospectus or supplement, as applicable, as proposed to be filed, contains a material misstatement or omission;

                     (v) promptly prior to the filing of any document that is to be incorporated by reference into a Registration Statement or Prospectus, provide copies of such document to the selling Holders and to the underwriter(s), if any, make the Company's representatives (and representatives of the Guarantors) available for discussion of such document and other customary due diligence matters, and include such information in such document prior to the filing thereof as such selling Holders or underwriter(s), if any, reasonably may request;

                     (vi) make available at reasonable times for inspection by the selling Holders, any underwriter participating in any disposition pursuant to such Registration Statement, and any attorney or accountant retained by such selling Holders or any of the underwriter(s), all financial and other records, pertinent corporate documents and properties of the Company and the Guarantors and cause the Company's and the Guarantors' officers, directors, managers and employees to supply all information reasonably requested by any such Holder, underwriter, attorney or accountant in connection with such Registration Statement subsequent to the filing thereof and prior to its effectiveness;

                     (vii) if requested by any selling Holders or the underwriter(s), if any, promptly incorporate in any Registration Statement or Prospectus, pursuant to a supplement or post-effective amendment if necessary, such information as such selling Holders and underwriter(s), if any, may reasonably request to have included therein, including, without limitation, information relating to the "Plan of Distribution" of the Transfer Restricted Securities, information with respect to the principal amount of Transfer Restricted Securities being sold to such underwriter(s), the purchase price being paid therefor and any other terms of the offering of the Transfer Restricted Securities to be sold in such offering; and make all required filings of such Prospectus supplement or post-effective amendment as soon as practicable after the Company is notified of the matters to be incorporated in such Prospectus supplement or post-effective amendment;

                     (viii) cause the Transfer Restricted Securities covered by the Registration Statement to be rated with the appropriate rating agencies, if so requested by the Holders of a majority in aggregate principal amount of Notes covered thereby or the underwriter(s), if any;

                     (ix) furnish to each selling Holder and each of the underwriter(s), if any, without charge, at least one copy of the Registration Statement, as first filed with the

           Commission, and of each amendment thereto, including all documents incorporated by reference therein and all exhibits (including exhibits incorporated therein by reference);

                     (x) deliver to each selling Holder and each of the underwriter(s), if any, without charge, as many copies of the Prospectus (including each preliminary prospectus) and any amendment or supplement thereto as such Persons reasonably may request; the Company and the Guarantors hereby consent to the use of the Prospectus and any amendment or supplement thereto by each of the selling Holders and each of the underwriter(s), if any, in connection with the offering and the sale of the Transfer Restricted Securities covered by the Prospectus or any amendment or supplement thereto;

                     (xi) enter into, and cause the Guarantors to enter into, such agreements (including an underwriting agreement), and make, and cause the Guarantors to make, such representations and warranties, and take all such other actions in connection therewith in order to expedite or facilitate the disposition of the Transfer Restricted Securities pursuant to any Registration Statement contemplated by this Agreement, all to such extent as may be requested by any Holder of Transfer Restricted Securities or underwriter in connection with any sale or resale pursuant to any Registration Statement contemplated by this Agreement; and whether or not an underwriting agreement is entered into and whether or not the registration is an Underwritten Registration, the Company and each of the Guarantors shall:

                          (A) upon request, furnish to each selling Holder and
                each underwriter, if any, in such substance and scope as they may reasonably request and as are customarily made by issuers to underwriters in primary underwritten offerings, upon the date the Exchange Offer is Consummated and, if applicable, the effectiveness of the Shelf Registration Statement:

                               (1) a certificate, dated the date the Exchange
                     Offer is Consummated or the date of effectiveness of the Shelf Registration Statement, as the case may be, signed by (y) the Chairman of the Board or the President and (z) the Chief Financial Officer of the Company and each of the Guarantors confirming, as of the date thereof, the matters set forth in paragraph (f) of Section 7 of the Purchase Agreement and such other matters as such parties may reasonably request;

                               (2) an opinion, dated the date the Exchange
                     Offer is Consummated or the date of effectiveness of the Shelf Registration Statement, as the case may be, of counsel for the Company and the Guarantors covering such matters as are customarily given to underwriters in primary underwritten offerings and such other matters as such parties may reasonably request, and in any event including a statement to the effect that such counsel has participated in conferences with officers and other representatives of the Company and the Guarantors, and representatives of the independent public accountants for the Company and the Guarantors, and in connection with the preparation of such Registration Statement and the related Prospectus and have considered the matters required to be stated therein and the statements contained therein, although such counsel has not independently verified the accuracy, completeness or fairness of such statements; and that such counsel advises that, on the basis of the foregoing (relying as to materiality to a large extent upon facts provided to such counsel by officers and other representatives of the Company and the Guarantors and without independent check or verification), no facts came to such counsel's attention that caused such counsel to believe that the applicable Registration Statement (except as to (a) financial statements, including the notes thereto, (b) statistical data and (c) other financial and accounting data (including, without limitation, the pro forma financial information), in each case, included or omitted therefrom, as to which no belief need be expressed), at the time such Registration Statement or any post-effective amendment thereto became effective, and, in the case of the Exchange Offer Registration Statement, as of the date the Exchange Offer is Consummated, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus (except as to (a) financial statements, including the notes thereto, (b) statistical data and (c) other financial and accounting data (including, without limitation, the pro forma financial information), in each case, included or omitted therefrom, as to which no belief need be expressed) contained in such Registration Statement as of its date and, in the case of the opinion dated the date the Exchange Offer is Consummated, as of the date the Exchange Offer is Consummated, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. Without limiting the foregoing, such counsel may state further that such counsel assumes no responsibility for, and has not undertaken to investigate or verify independently the accuracy, completeness or fairness of the statements included in any Registration Statement contemplated by this Agreement or the related Prospectus; and

                               (3) customary comfort letters, dated as of the
                     date the Exchange Offer is Consummated or the date of effectiveness of the Shelf Registration Statement, as the case may be, from the Company's independent accountants, in the customary form and covering matters of the type customarily covered in comfort letters by underwriters in connection with primary underwritten offerings;

                          (B) set forth in full or incorporate by reference in
                the underwriting agreement, if any, the indemnification provisions and procedures of Section 8 hereof with respect to all parties to be indemnified pursuant to said Section; and

                          (C) deliver such other documents and certificates as
                may be reasonably requested by such parties to evidence compliance with clause (A) above and with any customary conditions contained in the underwriting agreement or other agreement entered into by the Company and the Guarantors pursuant to this clause (xi), if any.

                (xii) prior to any public offering of Transfer Restricted Securities, cooperate with, and cause the Guarantors to cooperate with, the selling Holders, the underwriter(s), if any, and their respective counsel in connection with the registration and qualification of the Transfer Restricted Securities under the securities or Blue Sky laws of such jurisdictions as the selling Holders or underwriter(s) may reasonably request and do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Transfer Restricted Securities covered by the Shelf Registration Statement; provided, however, that neither the Company nor any of the Guarantors shall be required to register or qualify as a foreign corporation where they are not now so qualified or to take any action that would subject them to the service of process in suits or to taxation, other than as to matters and transactions relating to the Registration Statement, in any jurisdiction where they are not now so subject;

                     (xiii) shall issue, upon the request of any Holder of Senior Notes covered by the Shelf Registration Statement, New Senior Notes, having an aggregate principal amount equal to the aggregate principal amount of Senior Notes surrendered to the Company by such Holder in exchange therefor or being sold by such Holder (such New Senior Notes shall bear the same CUSIP number as the New Senior Notes issued in the Exchange Offer); such New Senior Notes to be registered in the name of such Holder or in the name of the purchaser(s) of such Notes, as the case may be; in return for the Senior Notes held by such Holder shall be surrendered to the Company for cancellation;

                     (xiv) cooperate with, and cause the Guarantors to cooperate with, the selling Holders and the underwriter(s), if any, to facilitate the timely preparation and delivery of certificates representing Transfer Restricted Securities to be sold and not bearing any restrictive legends; and enable such Transfer Restricted Securities to be in such denominations and registered in such names as the Holders or the underwriter(s), if any, may request at least two Business Days prior to any sale of Transfer Restricted Securities made by such underwriter(s);

                     (xv) use its reasonable best efforts to cause the Transfer Restricted Securities covered by the Registration Statement to be registered with or approved by such other U.S. governmental agencies or authorities as may be necessary to enable the seller or sellers thereof or the underwriter(s), if any, to consummate the disposition of such Transfer Restricted Securities, subject to the proviso contained in clause (xii) above;

                     (xvi) subject to Section 6(c)(i), if any fact or event contemplated by clause (c)(iii)(D) above shall exist or have occurred, prepare a supplement or post-effective amendment to the Registration Statement or related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of Transfer Restricted Securities, the Prospectus will not contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading;

                     (xvii) provide a CUSIP number for all Transfer Restricted Securities not later than the effective date of the Registration Statement and provide the Trustee under the Indenture with printed certificates for the Transfer Restricted Securities which are in a form eligible for deposit with The Depository Trust Company;

                     (xviii) cooperate and assist in any filings required to be made with the NASD and in the performance of any due diligence investigation by any underwriter (including any "qualified independent underwriter") that is required to be retained in accordance with the rules and regulations of the NASD, and use its reasonable best efforts to cause such Registration Statement to become effective and approved by such U.S. governmental agencies or authorities as may be necessary to enable the Holders selling Transfer Restricted Securities to consummate the disposition of such Transfer Restricted Securities;

                     (xix) otherwise use its reasonable best efforts to comply with all applicable rules and regulations of the Commission, and make generally available to its security holders, as soon as practicable, a consolidated earnings statement meeting the requirements of Rule 158 (which need not be audited) for the twelve-month period (A) commencing at the end of any fiscal quarter in which Transfer Restricted Securities are sold to underwriters in a firm or best efforts Underwritten Offering or (B) if not sold to underwriters in such an offering, beginning with the first month of the Company's first fiscal quarter commencing after the effective date of the Registration Statement;

                     (xx) cause the Indenture to be qualified under the TIA not later than the effective date of the first Registration Statement required by this Agreement, and, in connection therewith, cooperate, and cause the Guarantors to cooperate, with the Trustee and the Holders of Notes to effect such changes to the Indenture as may be required for such Indenture to be so qualified in accordance with the terms of the TIA; and execute, and cause the Guarantors to execute, and use its reasonable best efforts to cause the Trustee to execute, all documents that may be required to effect such changes and all other forms and documents required to be filed with the Commission to enable such Indenture to be so qualified in a timely manner;

                     (xxi) cause all Transfer Restricted Securities covered by the Registration Statement to be listed on each securities exchange on which similar securities issued by the Company are then listed if requested by the Holders of a majority in aggregate principal amount of Senior Notes or the managing underwriter(s), if any; and

                     (xxii) provide promptly to each Holder upon written request each document filed with the Commission pursuant to the requirements of Section 13 and Section 15 of the Exchange Act.

                Each Holder agrees by acquisition of a Transfer Restricted Security that, upon receipt of any notice from the Company of the existence of any fact of the kind described in Section 6(c)(iii)(D) hereof, such Holder will forthwith discontinue disposition of Transfer Restricted Securities pursuant to the applicable Registration Statement until such Holder's receipt of the copies of the supplemented or amended Prospectus contemplated by Section 6(c)(xvi) hereof, or until it is advised in writing (the "Advice") by the Company that the use of the Prospectus may be resumed, and has received copies of any additional or supplemental filings that are incorporated by reference in the Prospectus. If so directed by the Company, each Holder will deliver to the Company (at the Company's expense) all copies, other than permanent file copies then in such Holder's possession, of the Prospectus covering such Transfer Restricted Securities that was current at the time of receipt of such notice.

           7.   Registration Expenses.

                (a) All expenses incident to the Company's or the Guarantors' performance of or compliance with this Agreement will be borne by the Company and the Guarantors regardless of whether a Registration Statement becomes effective, including without limitation: (i) all registration and filing fees and expenses (including filings made by any Purchaser or Holder with the NASD (and, if applicable, the fees and expenses of any "qualified independent underwriter" and its counsel that may be required by the rules and regulations of the NASD)); (ii) all fees and expenses of compliance with federal securities and state Blue Sky or securities laws; (iii) all expenses of printing (including printing certificates for the New Senior Notes to be issued in the Exchange Offer and printing of Prospectuses), messenger and delivery services and telephone; (iv) all fees and disbursements of counsel for the Company and the Guarantors and, subject to Section 7(b) below, the Holders of Transfer Restricted Securities;
      (v) all application and filing fees in connection with listing Notes on a national securities exchange or automated quotation system pursuant to the requirements hereof; and (vi) all fees and disbursements of independent certified public accountants of the Company and the Guarantors (including the expenses of any special audit and comfort letters required by or incident to such performance), but specifically excluding (a) fees and expenses of counsel to the underwriter(s), if any (other than fees and expenses set forth in clauses (i) and (ii) above),
      (b) underwriting discounts and commissions and (c) transfer fees and taxes if any, relating to the sale and disposition of Transfer Restricted Securities by a selling Holder.

                The Company and the Guarantors will, in any event, bear their internal expenses (including, without limitation, all salaries and expenses of their officers and employees performing legal or accounting duties), the expenses of any annual audit and the fees and expenses of any Person, including special experts, retained by the Company and the Guarantors.

                (b) In connection with any Registration Statement required by this Agreement (including, without limitation, the Exchange Offer Registration Statement and the Shelf Registration Statement), the Company and the Guarantors will reimburse the Initial Purchasers and the Holders of Transfer Restricted Securities being tendered in the Exchange Offer and/or resold pursuant to the "Plan of Distribution" contained in the Exchange Offer Registration Statement or registered pursuant to the Shelf Registration Statement, as applicable, for the reasonable fees and disbursements of not more than one counsel, who shall be Latham & Watkins or such other counsel as may be chosen by the Holders of a majority in principal amount of the Transfer Restricted Securities for whose benefit such Registration Statement is being prepared provided that such fees and disbursements shall not exceed $25,000.

           8.   Indemnification and Contribution.

                (a) The Company and the Guarantors, jointly and severally, agree to indemnify and hold harmless (i) each Holder and (ii) each person, if any, who controls (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) any Holder (any of the persons referred to in this clause (ii) being referred to as a "controlling person") and (iii) the respective officers, directors, partners, employees, representatives and agents of any Holder or any controlling person (any person referred to in clause (i), (ii), or (iii) may hereinafter be referred to as an "Indemnified Holders"), against any losses, claims, damages or liabilities, joint or several, to which such Indemnified Holder may become subject under the Securities Act, the Exchange Act or otherwise, insofar as any such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon:

                   (i) any untrue statement or alleged untrue statement of any material fact contained in (A) in any Registration Statement or Prospectus or in any amendment or supplement thereto or (B) any application or other document, or any amendment or supplement thereto, executed by the Company or any Guarantor or based upon written information furnished by or on behalf of the Company or any Guarantor filed in any jurisdiction in order to qualify the Notes under the securities or "Blue Sky" laws thereof or filed with the Commission or any securities association or securities exchange (each an "Application"); or

                   (ii) the omission or alleged omission to state, in such
                Registration Statement or Prospectus or any amendment or supplement thereto or in any Application a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and will reimburse, as incurred, each Indemnified Holder for any legal or other expenses reasonably incurred by such Indemnified Holder or controlling person in connection with investigating, defending against or appearing as a third-party witness in connection with any such loss, claim, damage, liability or action; provided, however, neither the Company nor any of the Guarantors will be liable in any such case to the extent that any such loss, claim, damage, or liability is finally judicially determined to arise out of or be based upon any untrue statement or alleged untrue statement or omission or alleged omission made in such Registration Statement or Prospectus or amendment or supplement thereto or Application in reliance upon and in conformity with written information furnished to the Company through the Holders by or on behalf of any Holder (or its related Indemnified Holder) specifically for use therein. This indemnity agreement will be in addition to any liability that the Company and the Guarantors may otherwise have to the Indemnified Holders. The Company and the Guarantors shall not be liable under this Section 8 for any settlement of any claim or action effected without their consent, which shall not be unreasonably withheld.

                (b) Each Holder, severally and not jointly, will indemnify and hold harmless each of the Company, the Guarantors and each person, if any, who controls the Company or the Guarantors within the meaning of
      Section 15 of the Securities Act or Section 20 of the Exchange Act against any losses, claims, damages or liabilities to which the Company or any such controlling person may become subject under the Securities Act, the Exchange Act, or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement or the Prospectus or any amendment or supplement thereto or any Application or
      (ii) the omission or the alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company through the Holders by or on behalf of any Holder or its related Indemnified Holder specifically for use therein; and, subject to the limitation set forth immediately preceding this clause, will reimburse, as incurred, any legal or other expenses incurred by the Company, the Guarantors or any controlling person in connection with investigating or defending against or appearing as a third party witness in connection with any such loss, claim, damage, liability or action in respect thereof. This indemnity agreement will be in addition to any liability that any Holder may otherwise have to the indemnified parties. No Holder shall be liable under this Section 8 for any settlement of any claim or action effected without its consent, which shall not be unreasonably withheld. In no event shall the liability of any selling Holder hereunder be greater in amount than the dollar amount of the proceeds received by such Holder upon the sale of Transfer Restricted Securities giving rise to such indemnification obligation.

                (c) Promptly after receipt by an indemnified party under this
      Section 8 of notice of the commencement of any action for which such indemnified party is entitled to indemnification under this Section 8, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 8, notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party (i) will not relieve it from any liability under paragraph (a) or (b) above unless and to the extent it did not otherwise learn of such action and such failure results in the forfeiture by the indemnifying party of substantial rights and defenses and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraphs (a) and (b) above. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party; provided, however, that if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest, (ii) the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have been advised by counsel that there may be one or more legal defenses available to it and/or other indemnified parties that are different from or additional to those available to the indemnifying party or (iii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action, then, in each such case, the indemnifying party shall not have the right to direct the defense of such action on behalf of such indemnified party or parties and such indemnified party or parties shall have the right to select separate counsel to defend such action on behalf of such indemnified party or parties. After notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof and approval by such indemnified party of counsel appointed to defend such action, the indemnifying party will not be liable to such indemnified party under this Section 8 for any legal or other expenses, other than reasonable costs of investigation, subsequently incurred by such indemnified party in connection with the defense thereof, unless (i) the indemnified party shall have employed separate counsel in accordance with the proviso to the immediately preceding sentence (it being understood, however, that in connection with such action the indemnifying party shall not be liable for the expenses of more than one separate counsel (in addition to local counsel) in any one action or separate but substantially similar actions in the same jurisdiction arising out of the same general allegations or circumstances, designated by the Holders in the case of paragraph (a) of this Section 8 or the Company in the case of paragraph (b) of this Section 8, representing the indemnified parties under such paragraph (a) or paragraph (b), as the case may be, who are parties to such action or actions) or (ii) the indemnifying party has authorized in writing the employment of counsel for the indemnified party at the expense of the indemnifying party. After such notice from the indemnifying party to such indemnified party, the indemnifying party will not be liable for the costs and expenses of any settlement of such action effected by such indemnified party without the consent of the indemnifying party, unless such indemnified party waived in writing its rights under this Section 8, in which case the indemnified party may effect such a settlement without such consent.

                (d) In circumstances in which the indemnity agreement provided for in the preceding paragraphs of this Section 8 is unavailable or insufficient to hold harmless an indemnified party in respect of any losses, claims, damages or liabilities (or actions in respect thereof), each indemnifying party, in order to provide for just and equitable contribution, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect (i) the relative benefits received by the Company and the Guarantors on the one hand and any Holder on the other from such Holder's sale of Transfer Restricted Securities or (ii) if the allocation provided by the foregoing clause (i) is not permitted by applicable law, not only such relative benefits but also the relative fault of the Company and the Guarantors on the one hand and such Holder on the other in connection with the statements or omissions or alleged statements or omissions that resulted in such losses, claims, damages or liabilities (or actions in respect thereof). The relative fault of the parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Guarantors on the one hand or such Holder on the other, the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission, and any other equitable considerations appropriate in the circumstances. The Company, the Guarantors and each Holder of Transfer Restricted Securities agree that it would not be equitable if the amount of such contribution were determined by pro rata or per capita allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the first sentence of this paragraph (d). Notwithstanding the provisions of this Section 8(d), none of the Holders (or any of their related Indemnified Holders) shall be required to contribute any amount in excess of the amount by which the total discount received by such Holder with respect to the Notes exceeds the amount of any damages which such Holder has otherwise paid or become liable to pay by reason of any untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this paragraph (d), each person, if any, who controls any Holder within the meaning of Section 15 of the Securities Act or
      Section 20 of the Exchange Act shall have the same rights to contribution as such Holder, and each person, if any, who controls the Company or any Guarantor within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, shall have the same rights to contribution as the Company.

           9.   Rule 144A.

           The Company hereby agrees with each Holder, for so long as any Transfer Restricted Securities remain outstanding, to make available to any Holder or beneficial owner of Transfer Restricted Securities in connection with any sale thereof and any prospective purchaser of such Transfer Restricted Securities from such Holder or beneficial owner, the information required by Rule 144A(d)(4) under the Securities Act in order to permit resales of such Transfer Restricted Securities pursuant to Rule 144A.

           10.  Participation in Underwritten Registrations.

           No Holder may participate in any Underwritten Registration hereunder unless such Holder (a) agrees to sell such Holder's Transfer Restricted Securities on the basis provided in any underwriting arrangements approved by the Persons entitled hereunder to approve such arrangements and
(b) completes and executes all reasonable questionnaires, powers of attorney, indemnities, underwriting agreements, lockup letters and other documents required under the terms of such underwriting arrangements.

           11.  Selection of Underwriters.

           The Holders of Transfer Restricted Securities covered by the Shelf Registration Statement who desire to do so may sell such Transfer Restricted Securities in an Underwritten Offering. In any such Underwritten Offering, the investment banker or investment bankers and manager or managers that will administer the offering will be selected by the Holders of a majority in aggregate principal amount of the Transfer Restricted Securities included in such offering; provided, that such investment bankers and managers must be reasonably satisfactory to the Company.

           12.  Miscellaneous.

                (a) Remedies. The Company and the Guarantors agree that monetary damages (including the Liquidated Damages contemplated hereby) would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Agreement other than with respect to Registration Defaults and hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.

                (b) No Inconsistent Agreements. The Company will not, and will cause the Guarantors not to, on or after the date of this Agreement enter into any agreement with respect to its securities that is inconsistent with the rights granted to the Holders in this Agreement or otherwise conflicts with the provisions hereof. Neither the Company nor the Guarantors have previously entered into any agreement granting any registration rights with respect to their securities to any Person which rights conflict with the provisions hereof. The rights granted to the Holders hereunder do not in any way conflict with and are not inconsistent with the rights granted to the holders of the Company's or any of the Guarantors' securities under any agreement in effect on the date hereof.

                (c) Adjustments Affecting the Notes. The Company and the Guarantors will not take any action, or permit any change to occur, with respect to the Notes that would materially and adversely affect the ability of the Holders to Consummate any Exchange Offer.

                (d) Amendments and Waivers. The provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to or departures from the provisions hereof may not be given unless the Company has obtained the written consent of Holders of a majority of the outstanding principal amount of Transfer Restricted Securities. Notwithstanding the foregoing, a waiver or consent to departure from the provisions hereof that relates exclusively to the rights of Holders whose securities are being tendered pursuant to the Exchange Offer and that does not affect directly or indirectly the rights of other Holders whose securities are not being tendered pursuant to such Exchange Offer may be given by the Holders of a majority of the outstanding principal amount of Transfer Restricted Securities being tendered or registered.

                (e) Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, first-class mail (registered or certified, return receipt requested), telex, telecopier, or air courier guaranteeing overnight delivery:

                     (i) if to a Holder, at the address set forth on the records of the Registrar under the Indenture, with a copy to the Registrar under the Indenture; and

                     (ii) if to the Company and the Guarantors:

                               SFX Broadcasting, Inc.
                               150 East 58th Street
                               New York, New York 10155
                               Telecopier No.: (212) 753-3188
                               Attention:  Howard J. Tytel, Esq.

                          With a copy to:

                               Baker & McKenzie
                               805 Third Avenue
                               New York, New York 10022
                               Telecopier No.:  (212) 759-9133
                               Attention:  Howard Berkower, Esq.

                All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five Business Days after being deposited in the mail, postage prepaid, if mailed; when answered back, if telexed; when receipt acknowledged, if telecopied; and on the next Business Day, if timely delivered to an air courier guaranteeing overnight delivery.

                Copies of all such notices, demands or other communications shall be concurrently delivered by the Person giving the same to the Trustee at the address specified in the Indenture.

                (f) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties, including without limitation and without the need for an express assignment, subsequent Holders of Transfer Restricted Securities; provided, however, that this Agreement shall not inure to the benefit of or be binding upon a successor or assign of a Holder unless and to the extent such successor or assign acquired Transfer Restricted Securities from such Holder.

                (g) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

                (h) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

                (i) Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE CONFLICT OF LAW RULES THEREOF.

                (j) Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

                (k) Entire Agreement. This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein with respect to the registration rights granted by the Company and the Guarantors with respect to the Transfer Restricted Securities. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

                     [signature page follows]

           IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                          Very truly yours,


                          SFX BROADCASTING, INC.

                          By:/s/ Robert F.X. Sillerman
                             -------------------------
                          Name: Robert F.X. Sillerman
                          Title: Executive Chairman

                          SFX BROADCASTING OF THE SOUTHWEST, INC.

                          By:/s/ Robert F.X. Sillerman
                             -------------------------
                          Name: Robert F.X. Sillerman
                          Title: President

                          SFX BROADCASTING OF TEXAS, INC.

                          By:/s/ Robert F.X. Sillerman
                             -------------------------
                          Name: Robert F.X. Sillerman
                          Title: President

                          SFX BROADCASTING OF TEXAS (KRLD) INC.

                          By:/s/ Robert F.X. Sillerman
                             -------------------------
                          Name: Robert F.X. Sillerman
                          Title: President

                          SFX BROADCASTING OF TEXAS (KRLD) LICENSEE, INC.

                          By:/s/ Robert F.X. Sillerman
                             -------------------------
                          Name: Robert F.X. Sillerman
                          Title: President

                          SFX BROADCASTING OF TEXAS (TSN), INC.

                          By:/s/ Robert F.X. Sillerman
                             -------------------------
                          Name: Robert F.X. Sillerman
                          Title: President

                          SFX BROADCASTING OF TEXAS (TSN) LICENSEE, INC.

                          By:/s/ Robert F.X. Sillerman
                             -------------------------
                          Name: Robert F.X. Sillerman
                          Title: President

                          KODA-FM LICENSEE, INC.

                          By:/s/ Robert F.X. Sillerman
                             -------------------------
                          Name: Robert F.X. Sillerman
                          Title: President

                          KJQY-FM LICENSEE, INC.

                          By:/s/ Robert F.X. Sillerman
                             -------------------------
                          Name: Robert F.X. Sillerman
                          Title: President

                          SFX BROADCASTING OF TEXAS (KTCK), INC.

                          By:/s/ Robert F.X. Sillerman
                             -------------------------
                          Name: Robert F.X. Sillerman
                          Title: President

                          SFX BROADCASTING OF TEXAS (KTCK) LICENSEE, INC.

                          By:/s/ Robert F.X. Sillerman
                             -------------------------
                          Name: Robert F.X. Sillerman
                          Title: President

                          SFX BROADCASTING OF THE SOUTHEAST, INC.

                          By:/s/ Robert F.X. Sillerman
                             -------------------------
                          Name: Robert F.X. Sillerman
                          Title: President

                          SFX BROADCASTING OF SOUTH CAROLINA (WMYI), INC.

                          By:/s/ Robert F.X. Sillerman
                             -------------------------
                          Name: Robert F.X. Sillerman
                          Title: President

                          SFX BROADCASTING OF SOUTH CAROLINA (WMYI)
                          LICENSEE, INC.

                          By:/s/ Robert F.X. Sillerman
                             -------------------------
                          Name: Robert F.X. Sillerman
                          Title: President

                          SFX BROADCASTING OF MISSISSIPPI, INC.

                          By:/s/ Robert F.X. Sillerman
                             -------------------------
                          Name: Robert F.X. Sillerman
                          Title: President

                          SFX BROADCASTING OF MISSISSIPPI LICENSEE, INC.

                          By:/s/ Robert F.X. Sillerman
                             -------------------------
                          Name: Robert F.X. Sillerman
                          Title: President

                          SFX BROADCASTING OF SOUTH CAROLINA (WSSL), INC.

                          By:/s/ Robert F.X. Sillerman
                             -------------------------
                          Name: Robert F.X. Sillerman
                          Title: President

                          SFX BROADCASTING OF SOUTH CAROLINA (WSSL) LICENSEE,
                               INC.

                          By:/s/ Robert F.X. Sillerman
                             -------------------------
                          Name: Robert F.X. Silllerman
                          Title: President

                          SFX BROADCASTING OF TENNESSEE, INC.

                          By:/s/ Robert F.X. Sillerman
                             -------------------------
                          Name: Robert F.X. Sillerman
                          Title: President

                          SFX BROADCASTING OF TENNESSEE LICENSEE, INC.

                          By:/s/ Robert F.X. Sillerman
                             -------------------------
                          Name: Robert F.X. Sillerman
                          Title: President

                          SFX BROADCASTING OF JACKSON, INC.

                          By:/s/ Robert F.X. Sillerman
                             -------------------------
                          Name: Robert F.X. Sillerman
                          Title: President

                          SFX BROADCASTING OF JACKSON LICENSEE, INC.

                          By:/s/ Robert F.X. Sillerman
                             -------------------------
                          Name: Robert F.X. Sillerman
                          Title: President

                          SFX BROADCASTING OF NORTH CAROLINA, INC.

                          By:/s/ Robert F.X. Sillerman
                             -------------------------
                          Name: Robert F.X. Sillerman
                          Title: President

                          SFX BROADCASTING OF NORTH CAROLINA LICENSEE, INC.

                          By:/s/ Robert F.X. Sillerman
                             -------------------------
                          Name: Robert F.X. Sillerman
                          Title: President

                          SFX BROADCASTING OF SAN DIEGO, INC.

                          By:/s/ Robert F.X. Sillerman
                             -------------------------
                          Name: Robert F.X. Sillerman
                          Title: President

                          PARKER BROADCASTING COMPANY

                          By:/s/ Robert F.X. Sillerman
                             -------------------------
                          Name: Robert F.X. Sillerman
                          Title: President

                          SFX BROADCASTING OF SAN DIEGO LICENSEE, INC.

                          By:/s/ Robert F.X. Sillerman
                             -------------------------
                          Name: Robert F.X. Sillerman
                          Title: President

                          SFX ACQUISITION CORPORATION

                          By:/s/ Robert F.X. Sillerman
                             -------------------------
                          Name: Robert F.X. Sillerman
                          Title: President

                          SFX MERGER COMPANY

                          By:/s/ Robert F.X. Sillerman
                             -------------------------
                          Name: Robert F.X. Sillerman
                          Title: President


The foregoing Agreement is hereby
confirmed and accepted as of the
date first above written.

BT SECURITIES CORPORATION

By:/s/ Jack Langer
   -----------------
   Name: Jack Langer
   Title:

GOLDMAN, SACHS & CO.

By:/s/ Goldman, Sachs & Co.
   ------------------------
   Name:
   Title:


LEHMAN BROTHERS INC.

By:/s/ Robert D. Redmond
   ------------------------
   Name: Robert D. Redmond
   Title: Managing Director

                            SCHEDULE I



1.    SFX Broadcasting of the Southwest, Inc., a Delaware corporation
2.    SFX Broadcasting of Texas, Inc., a Delaware corporation
3.    SFX Broadcasting of Texas (KRLD) Inc., a Delaware corporation
4.    SFX Broadcasting of Texas (KRLD) Licensee, Inc., a Delaware corporation
5.    SFX Broadcasting of Texas (TSN), Inc., a Delaware corporation
6.    SFX Broadcasting of Texas (TSN) Licensee, Inc., a Delaware corporation
7.    KODA-FM Licensee, Inc., a Delaware corporation
8.    KJQY-FM Licensee, Inc., a Delaware corporation
9.    SFX Broadcasting of Texas (KTCK), Inc., a Delaware corporation
10.   SFX Broadcasting of Texas (KTCK) Licensee, Inc., a Delaware corporation
11.   SFX Broadcasting of the Southeast, Inc., a Delaware corporation
12.   SFX Broadcasting of South Carolina (WMYI), Inc., a Delaware corporation
13. SFX Broadcasting of South Carolina (WMYI) Licensee, Inc., a Delaware corporation
14.   SFX Broadcasting of Mississippi, Inc., a Delaware corporation
15.   SFX Broadcasting of Mississippi Licensee, Inc., a Delaware corporation
16.   SFX Broadcasting of South Carolina (WSSL), Inc., a Delaware corporation
17. SFX Broadcasting of South Carolina (WSSL) Licensee, Inc., a Delaware corporation
18.   SFX Broadcasting of Tennessee, Inc., a Delaware corporation
19.   SFX Broadcasting of Tennessee Licensee, Inc., a Delaware corporation
20.   SFX Broadcasting of Jackson, Inc., a Delaware corporation
21.   SFX Broadcasting of Jackson Licensee, Inc., a Delaware corporation
22.   SFX Broadcasting of North Carolina, Inc., a Delaware corporation
23.   SFX Broadcasting of North Carolina Licensee, Inc., a Delaware corporation
24.   SFX Broadcasting of San Diego, Inc., a Delaware corporation
25.   Parker Broadcasting Company, a California corporation
26.   SFX Broadcasting of San Diego Licensee, Inc., a Delaware corporation
27.   SFX Acquisition Corporation, a Delaware corporation
28.   SFX Merger Company, a Delaware corporation